SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 2002


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


          Indiana                    1-15467               35-2086905
          -------                    -------               ----------
 (State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


      20 N.W. Fourth Street, Evansville, Indiana                47708
      ------------------------------------------                -----
       (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (812)491-4000


                                       N/A
             (Former name or address, if changed since last report.)

Item 9.  Regulation FD Disclosure

On August 14, 2002, the Principal Executive Officer, Niel C. Ellerbrook, and the Principal Financial Officer, Jerome A. Benkert, Jr., of Vectren Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2.

Item 7.  Exhibits

99.1       Statement Under Oath of Principal Executive Officer dated
           August 14, 2002

99.2       Statement Under Oath of Principal Financial Officer dated
           August 14, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION
August 14, 2002


                                       By:  /s/ M. Susan Hardwick
                                      ----------------------------------------
                                       M. Susan Hardwick
                                       Vice President and Controller